Exhibit 10.5

Execution Version

AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT
(SLA)
This AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is dated as of March 31, 2020 (the “Effective Date”) among SUNNOVA EZ-OWN PORTFOLIO, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company, as servicer (in such capacity, the “Servicer”), SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, a Delaware limited liability company (the “Seller”), the financial institutions parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and collectively, the “Lenders”), each Funding Agent representing a group of Lenders party hereto (each a “Funding Agent” and, collectively, the “Funding Agents”), and CREDIT SUISSE AG, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the “Agent”).
RECITALS:
WHEREAS, the Borrower, the Manager, the Servicer, the Seller, the Lenders, the Funding Agents, the Agent, Wells Fargo Bank, National Association, as paying agent, and U.S. Bank National Association, as custodian, entered into the Amended and Restated Credit Agreement, dated as of March 27, 2019 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in accordance with Section 10.2 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms hereof;
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows (except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein):

SECTION 1.01.	AMENDMENTS.
Subject to the satisfaction of the conditions precedent set forth in Section 2.01 below, the Credit Agreement shall be, and it hereby is, amended as follows:
(a)    Each of the following defined terms appearing in Exhibit A of the Credit Agreement are hereby amended and restated in their respective entireties to read as follows:

3611456

“Advance Rate” shall mean, as of any date of determination, with respect to each Eligible Solar Loan, the lesser of (A) (i) if the Related Property for such Eligible Solar Loan is located in a state of the United States and such Eligible Solar Loan is not a Substantial Stage Date Solar Loan, 85%; (ii) if the Related Property for such Eligible Solar Loan is located in an Approved U.S. Territory and such Eligible Solar Loan is not a Substantial Stage Date Solar Loan, 75% and (iii) if such Eligible Solar Loan is a Substantial Stage Date Solar Loan, 70%; and (B) the amount, expressed as a percentage, determined by dividing (x) 94% of the purchase price for the related PV System or Independent Energy Storage System (as applicable, in each case as set forth in the related Solar Loan Contract and any installation agreement related thereto) by (y) the Solar Loan Balance for such Solar Loan; provided however that if the Weighted Average Advance Rate with respect to all Eligible Solar Loans for which the Related Property is located in a state of the United States and which are not Substantial Stage Date Solar Loans would exceed 83% as of such date, the Advance Rate with respect to all such Eligible Solar Loans for which the Related Property is located in a state of the United States and which are not Substantial Stage Date Solar Loans shall be 83%.
“Puerto Rico Step-Up Period” shall mean the period from the Fourth Amendment Effective Date to the earlier to occur of (i) the closing date of the first Takeout Transaction to occur following the Fifth Amendment Effective Date and (ii) May 31, 2020.
(b)    Exhibit A of the Credit Agreement is hereby further amended by adding the following new defined term in the appropriate alphabetical sequence to read in its entirety as follows:
“Fifth Amendment Effective Date” means March 31, 2020.
(c)    Exhibit A of the Credit Agreement is hereby further amended by deleting the defined term “Temporary Step-Up Period” in its entirety.

SECTION 2.01.	CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)    The Agent, the Borrower, the Manager, the Servicer, the Seller, and the Lenders shall have executed and delivered this Amendment; and
(b)    The Agent shall have received the amendment fee set forth in Section 2.5(H) of the Credit Agreement.

SECTION 3.01.	REPRESENTATIONS AND WARRANTIES
Each of the Borrower, the Manager, the Servicer, and the Seller hereby represents and warrants to the Secured Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of the Borrower, the Manager, the Servicer, and the Seller, as applicable, are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), and (b) no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing.

SECTION 4.01	REFERENCES IN ALL TRANSACTION DOCUMENTS.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

SECTION 5.01.	COUNTERPARTS.
This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 5.02.	GOVERNING LAW.
THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5‑1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 5.03.	SEVERABILITY OF PROVISIONS.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

SECTION 5.04.	CONTINUING EFFECT.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

SECTION 5.05.	SUCCESSORS AND ASSIGNS.
This Amendment shall be binding upon and inure to the benefit of the Borrower, the Paying Agent, the Custodian and the Agent and each Lender, and their respective successors and permitted assigns.

SECTION 5.06.	NO BANKRUPTCY PETITION.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of a Conduit Lender or any CS Conduit Lender, it will not institute against, or join any other Person in instituting against such Conduit Lender or CS Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or of any other jurisdiction.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of each Loan Note, it will not institute against, or join any other Person in instituting against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 5.06 shall survive the termination of this Amendment.

SECTION 5.07	COSTS AND EXPENSES.
The Borrower agrees to pay all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment and/or waiver of this Amendment as required by Section 10.6 of the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Amended and Restated Credit Agreement be executed and delivered as of the date first above written.
SUNNOVA EZ-OWN PORTFOLIO, LLC, as the Borrower

By: /s/ Walter A Baker
Name: Walter A. Baker
Title: Executive Vice President, General
Counsel and Secretary

SUNNOVA SLA MANAGEMENT, LLC,
as Manager

By: /s/ Walter A Baker
Name: Walter A. Baker
Title: Executive Vice President, General
Counsel and Secretary

SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, as Seller

By: /s/ Walter A Baker
Name: Walter A. Baker
Title: Executive Vice President, General
Counsel and Secretary

SUNNOVA SLA MANAGEMENT, LLC,
as Servicer

[Signature Page to Amendment No. 5 to Amended and Restated Credit Agreement]

By: /s/ Walter A Baker
Name: Walter A. Baker
Title: Executive Vice President, General
Counsel and Secretary

CREDIT SUISSE AG, NEW YORK BRANCH, as Agent

By: /s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Director

By: /s/ Kevin Quinn
Name: Kevin Quinn
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Lender

By: /s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Director

By: /s/ Kevin Quinn
Name: Kevin Quinn
Title: Vice President

[Signature Page to Amendment No. 5 to Amended and Restated Credit Agreement]

ALPINE SECURITIZATION LTD, as a Conduit Lender

By: Credit Suisse AG, New York Branch, as attorney-in-fact

By: /s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Director

By: /s/ Kevin Quinn
Name: Kevin Quinn
Title: Vice President

[Signature Page to Amendment No. 5 to Amended and Restated Credit Agreement]